American Century Municipal Trust

Statement of Additional Information Supplement

High-Yield Municipal Fund
Intermediate-Term Tax-Free Bond Fund
Long-Term Tax-Free Fund
New York Tax-Free Fund
Tax-Free Money Market Fund

Supplement dated January 1, 2012 ¡ Statement of Additional Information dated October 1, 2011

In the fourth paragraph of the Board Leadership Structure and Standing Board Committees section on page 36, the Quality of Service Committee is now known as the Client Experience Oversight Committee.

The second sentence of the last paragraph of the Board Leadership Structure and Standing Board Committees section on page 36 is replaced with the following:

It currently consists of John Freidenrich, Ronald J. Gilson, Frederick L.A. Grauer and John B. Shoven.

The following replaces the Accounts Managed table on page 46:

Accounts Managed (As of May 31, 2011)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments- subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Joseph Gotelli	Number of Accounts	7(1)	0	0
	Assets	$4.1 billion(2)	N/A	N/A
Alan Kruss	Number of Accounts	7(1)	0	0
	Assets	$4.1 billion(2)	N/A	N/A
Steven M. Permut	Number of Accounts	12	0	0
	Assets	$10.6 billion(3)	N/A	N/A

1	Information is provided as of December 14, 2011.

2	Includes $288.4 million in High-Yield Municipal (as of December 14, 2011); $44.2 million in Long-Term Tax-Free; $26.3 million in New York Tax-Free; and $2.0 billion in Intermediate-Term Tax-Free Bond.

3
Includes $235.2 million in High-Yield Municipal; $44.2 million in Long-Term Tax-Free; $26.3 million in New York Tax-Free; $2.0 billion in Intermediate-Term Tax-Free Bond; and $237.4 million in Tax-Free Money Market.

The first two paragraphs of the Potential Conflicts of Interest section on page 46 are replaced with the following:

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

The following replaces the entry for High-Yield Municipal in the Ownership of Securities table on page 48:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
High-Yield Municipal
Steven M. Permut(1)	A
Joseph Gotelli(1) (2)	A
Alan Kruss(1) (2)	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

1	This portfolio manager serves on an investment team that oversees a number of funds in the same broad investment category and is not expected to invest in each such fund.

2	This information is provided as of December 14, 2011.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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